UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report (Date of earliest event reported)
September 18, 1998 (September 15, 1998)


                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


          Maryland                                43-1790877
     (State or other            (Commission     (I.R.S.Employer
jurisdiction of Incorporation)  File Number)  Identification No.)


     One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri      64105
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (816) 472-1700



_________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued a press release on September 15, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the Third Quarter Cash Dividend of $0.40 Per Share.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following Exhibits are filed with this report:

Exhibit No.         Description

     99        Press Release, issued September 15, 1998.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ENTERTAINMENT PROPERTIES TRUST

                              By: /s/ Fred L. Kennon
                                   Fred L. Kennon, Treasurer


Date:       September 18, 1998